UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - December 21, 2004


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         New York                    0-22122                     13-3354896
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(State or other jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


          850 Canal Street, Stamford, Connecticut                   06902
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          (Address of principal executive offices)                (zip code)


        Registrant's telephone number, including area code - 203-975-3700
                                                             ------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "our company" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

(1)  Amended and Restated Shareholders' Agreement
     --------------------------------------------

     On December 21, 2004 we entered into an amended and restated shareholders' agreement (the "Amended and Restated Shareholders' Agreement"). The amendments were made to reflect Howard Pavony's resignation from the Board of Directors which will become effective on March 31, 2005. The above description of the Amended and Restated Shareholders' Agreement set forth above is qualified in its entirety by reference to the terms of the Amended and Restated Shareholders' Agreement attached hereto as Exhibit 10.1.

(2)  Amended Employment Agreement - Howard Pavony
     --------------------------------------------

     We amended Howard Pavony's employment agreement on December 21, 2004 by changing Mr. Pavony's title from President to Executive Vice President.

     The above description of the amendment to Mr. Pavony's employment agreement is qualified in its entirety by reference to the terms of such amendment attached hereto as Exhibit 10.2, and to Mr. Pavony's original employment agreement previously filed as Appendix F to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004 and to the amendment previously filed as
Exhibit 10.1 to the Registrant's Form 8-K filed on October 10, 2004.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On December 21, 2004 Howard Pavony tendered his resignation from the MTM Board of Directors effective as of March 31, 2005.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

9.01     Financial Statements and Exhibits

 (c)     Exhibits

         Exhibit 10.1   Amended and Restated Shareholders' Agreement.

         Exhibit 10.2 December 21, 2004 Amendment to Howard Pavony's Employment Agreement.


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


         Exhibit 10.3 Howard Pavony's employment agreement dated May 21, 2004 (incorporated by reference to Appendix F to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004).

         Exhibit 10.4 Howard Pavony's employment agreement as amended on October 1, 2004 (incorporated by reference to Exhibit
                        10.1 to the Registrant's Form 8-K previously filed on October 10, 2004).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MTM TECHNOLOGIES, INC.
                                         ----------------------
                                          (Registrant)


                                         By:      /s/ Francis J. Alfano
                                            ----------------------------------
                                            Francis J. Alfano, Chief Executive
                                            Officer


December 22, 2004


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


                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

Exhibit 10.1   Amended and Restated Shareholders' Agreement.

Exhibit 10.2   December 21, 2004 Amendment to Howard Pavony's Employment
               Agreement.

Exhibit 10.3 Howard Pavony's employment agreement dated May 21, 2004 (incorporated by reference to Appendix F to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004).

Exhibit 10.4 Howard Pavony's employment agreement as amended on October 1, 2004 (incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K previously filed on October 10, 2004).


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